GENWORTH VARIABLE INSURANCE TRUST
Genworth Calamos Growth Fund
Genworth PYRAMIS® Small/Mid Cap Core Fund
Genworth Davis NY Venture Fund
Genworth Eaton Vance Large Cap Value Fund
Genworth Legg Mason ClearBridge Aggressive Growth Fund
Genworth PIMCO StocksPLUS Fund
Genworth Goldman Sachs Enhanced Core Bond Index Fund
Genworth Enhanced Small Cap Index Fund
Genworth Enhanced International Index Fund
Genworth 40/60 Index Allocation Fund
Genworth 60/40 Index Allocation Fund
Genworth Moderate Allocation Fund
Genworth Growth Allocation Fund

Supplement Dated October 5, 2011 to the
Prospectus dated April 30, 2011

The Prospectus of each Fund listed above, each a series of Genworth Variable Insurance Trust (the “Trust”), is amended to add the following discussion regarding a Plan of Liquidation of each Fund.

The Trust’s Board of Trustees has approved a Plan of Liquidation that would result in the liquidation of all of the Funds listed above.  In response to the potential liquidation of the Funds, the insurance companies that hold the shares of the Funds available in variable annuity contracts issued by them have selected certain replacement mutual funds (the “Replacement Funds”) and prepared a Plan of Substitution for the Funds, under which any assets remaining in a Fund at the time of liquidation would be redeemed and the proceeds invested in a corresponding Replacement Fund.  Under the Plan of Liquidation, the liquidation of each Fund is contingent upon the approval of the Plan of Substitution by a majority vote of the outstanding shares of that Fund, which are held by Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York.

More information about the Plan of Substitution and the Replacement Funds will be provided to the relevant shareholders and variable annuity contract holders in proxy solicitation materials and supplements to the variable annuity contract prospectuses that are expected to be mailed in October 2011.  The contract holders will have an opportunity to instruct the insurance companies how to vote the shares represented by their interests in the variable annuity contracts.  For each Fund, if the Plan of Substitution is approved by shareholders, the substitution and the liquidation would be expected to become effective on or about the close of business on January 27, 2012, or as soon as practicable thereafter (the “Substitution Date”).  If a Plan of Substitution for a Fund is not approved by the applicable shareholders, that Fund will not be liquidated as contemplated, and the Board of Trustees will consider other options for that Fund.

You may transfer your assets into another mutual fund in accordance with the terms of your variable annuity contract at any time prior to the Substitution Date.  If the shareholders of your Fund approve the Plan of Substitution for your Fund and the Fund proceeds with the Plan of Liquidation, any assets remaining in your Fund will automatically be redeemed out of the Fund and then invested in the Replacement Fund offered under your variable annuity contract on the Substitution Date.

Please retain this Supplement with your Prospectus for future reference.